                            SCHEDULE 14A INFORMATION

                   PROXY STATEMENT PURSUANT TO SECTION 14(a)
                     OF THE SECURITIES EXCHANGE ACT OF 1934
                               (AMENDMENT NO.   )

Filed by the Registrant [X]

Filed by a Party other than the Registrant [ ]

Check the appropriate box:

[ ]  Preliminary Proxy Statement
[ ] Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
[X]  Definitive Proxy Statement
[ ]  Definitive Additional Materials
[ ]  Soliciting Material Pursuant to 240.14a-11(c) or 240.14a-12

                       VALLEY COMMUNITY BANCSHARES, INC.
--------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)

--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X]  No fee required.

[ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

     (1)  Title of each class of securities to which transaction applies:

          ---------------------------------------------------------------------

     (2)  Aggregate number of securities to which transaction applies:

          ---------------------------------------------------------------------

     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

          ---------------------------------------------------------------------

     (4)  Proposed maximum aggregate value of transaction:

          ---------------------------------------------------------------------
     (5)  Total fee paid:

          ---------------------------------------------------------------------

[ ]  Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1)  Amount Previously Paid:

          ---------------------------------------------------------------------
     (2)  Form, Schedule or Registration Statement No.:

          ---------------------------------------------------------------------
     (3)  Filing Party:

          ---------------------------------------------------------------------
     (4)  Date Filed:

          ---------------------------------------------------------------------

March 30, 2001



Dear Shareholder:

        You are cordially invited to attend the Annual Meeting of Shareholders of Valley Community Bancshares, Inc. to be held at 7:00 p.m. on Thursday, April 26, 2001, in the Georgian Room at the Best Western Park Plaza Hotel, 620 South Hill Park Drive, Puyallup, Washington. Complimentary wine, beer, and light hors d'oeuvres will be served at 6:30.

        At the meeting, you and the other shareholders will be asked to approve the election of four directors to the Valley Community Bancshares board. You will find additional information concerning Valley Community Bancshares and its operations, including its audited financial statements, in the enclosed Annual Report for the year ended December 31, 2000.

        It is important that your shares be represented at the Annual Meeting. WHETHER OR NOT YOU PLAN TO ATTEND THE ANNUAL MEETING, PLEASE COMPLETE, SIGN, DATE AND PROMPTLY RETURN THE ACCOMPANYING PROXY IN THE ENCLOSED POSTAGE-PREPAID ENVELOPE. If you send in your proxy and then decide to attend the Annual Meeting to vote your shares in person, you may still do so. Your proxy is revocable in accordance with the procedures set forth in the Proxy Statement.

        On behalf of the Board of Directors, I would like to express our appreciation for your continued interest in Valley Community Bancshares, Inc. We look forward to seeing you at the Annual Meeting.

Very truly yours,

/s/ DAVID H. BROWN
-------------------------------------
David H. Brown
President and Chief Executive Officer

                       VALLEY COMMUNITY BANCSHARES, INC.
                            ------------------------

                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

TIME..........................   7:00 p.m. on Thursday, April 26, 2001

PLACE.........................   Georgian Room
                                 Best Western Park Plaza Hotel
                                 620 South Hill Park Drive
                                 Puyallup, Washington

ITEMS OF BUSINESS.............   1. To elect three directors to hold office
                                    until the 2004 annual meeting of
                                    shareholders and to elect one director to hold office until the 2003 annual meeting of shareholders.

                                 2. To take action on any other business that
                                    may properly be considered at the Meeting or any adjournment thereof.

RECORD DATE...................   You may vote at the Meeting if you were a
                                 shareholder of record at the close of business on March 15, 2001.

VOTING BY PROXY...............   If you cannot attend the Meeting, you may vote
                                 your shares by completing and promptly
                                 returning the enclosed Proxy in the envelope provided.

ANNUAL REPORT.................   Valley Community Bancshares, Inc.'s 2000 Annual
                                 Report, which is not part of the proxy
                                 soliciting material, is enclosed.

                                          By Order of the Board of Directors,

                                          /s/ DAVID H. BROWN
                                          --------------------------------------
                                          DAVID H. BROWN
                                          President and Chief Executive Officer

     THIS NOTICE OF MEETING, PROXY STATEMENT AND ACCOMPANYING PROXY ARE BEING DISTRIBUTED ON OR ABOUT MARCH 30, 2001.

                       VALLEY COMMUNITY BANCSHARES, INC.
                                 1307 EAST MAIN
                           PUYALLUP, WASHINGTON 98372
                            ------------------------

                                PROXY STATEMENT
                         ANNUAL MEETING OF SHAREHOLDERS
                                 APRIL 26, 2001
                            ------------------------

     We are providing these proxy materials in connection with the solicitation by the Board of Directors of Valley Community Bancshares, Inc. (the "Company") of proxies to be voted at the Company's Annual Meeting of Shareholders to be held on April 26, 2001, and at any adjournment of the meeting.

                GENERAL INFORMATION ABOUT THE MEETING AND VOTING

WHO MAY VOTE AT THE MEETING?

     The Board has set March 15, 2001, as the record date for the meeting. If you were the owner of Company common stock at the close of business on March 15, 2001, you may vote at the meeting. You are entitled to one vote for each share of common stock you held on the record date, including shares held for you in an account with a broker, bank or other nominee (shares held in "street name").

     Each share of your common stock has one vote on each matter to be voted on.

HOW MANY SHARES MUST BE PRESENT TO HOLD THE MEETING?

     A majority of the Company's outstanding common shares as of the record date must be present at the meeting in order to hold the meeting and conduct business. On the record date, there were 1,133,588 shares of Company common stock outstanding. Shares are counted as present at the meeting if you:

     - are present and vote in person at the meeting; or

     - have properly submitted a Proxy.

WHAT PROPOSALS WILL BE VOTED ON AT THE MEETING?

     There is one proposal scheduled to be voted on at the meeting:

     - The election of three directors to hold office until the 2004 annual meeting of shareholders and the election of one director to hold office until the 2003 annual meeting of shareholders.

HOW MANY VOTES ARE REQUIRED TO APPROVE EACH PROPOSAL?

     The affirmative vote of a plurality of the votes cast at the meeting is required for the election of directors.

HOW ARE VOTES COUNTED?

     You may either vote "FOR" or "WITHHOLD" authority to vote for each nominee for the Board of Directors. If you withhold authority to vote on the election of directors, your shares will not be voted with respect to the director or directors identified. If you just sign and submit your Proxy without voting instructions, your shares will be voted "FOR" each director nominee.

     If you hold your shares in street name and do not provide voting instructions to your broker, your shares will not be voted on any proposal on which your broker does not have discretionary authority to vote. In this situation, a "broker non-vote" occurs. Shares that constitute broker non-votes are not considered as entitled to vote on the proposal in question, thus effectively reducing the number of shares needed to approve the proposal.

HOW DOES THE BOARD RECOMMEND THAT I VOTE?

     The Company's Board recommends that you vote your shares "FOR" each of the director nominees.

HOW DO I VOTE MY SHARES WITHOUT ATTENDING THE MEETING?

     Whether you hold shares directly or in street name, you may direct your vote without attending the Annual Meeting. For shares held in street name, you may vote by submitting voting instructions to your broker or nominee. If you are a shareholder of record, you may vote by signing and dating your Proxy and mailing it in the envelope provided. You should sign your name exactly as it appears on the Proxy. If you are signing in a representative capacity (for example as guardian, executor, trustee, custodian, attorney or officer of a corporation), you should indicate your name and title or capacity.

HOW DO I VOTE MY SHARES IN PERSON AT THE MEETING?

     If you are a shareholder of record, to vote your shares at the meeting you should bring the enclosed Proxy or proof of identification. You may vote shares held in street name at the meeting only if you obtain a signed Proxy from the record holder (broker or other nominee) giving you the right to vote the shares.

     Even if you plan to attend the meeting, we encourage you to vote by proxy so your vote will be counted even if you later decide not to attend the meeting.

WHAT DOES IT MEAN IF I RECEIVE MORE THAN ONE PROXY?

     It means you hold shares registered in more than one account. To ensure that all your shares are voted, sign and return each Proxy.

MAY I CHANGE MY VOTE?

     Yes. You may change your vote and revoke your Proxy by:

     - Sending a written statement to that effect to the Secretary of the Company;

     - Submitting a properly signed Proxy with a later date; or

     - Voting in person at the Annual Meeting.

                      PROPOSAL 1 -- ELECTION OF DIRECTORS

DIRECTORS AND NOMINEES

     The Board of Directors is divided into three classes of approximately equal size. The members of each class are elected to serve a three-year term with the term of office of each class ending in successive years. A. Eugene Hammermaster, Warren D. Hunt and Roger L. Knutson are currently Directors whose terms expire at this Annual Meeting and who have been nominated for re-election to the Board to serve until the 2004 Annual Meeting or until their successors are elected and qualified. Thomas M. Pasquier was appointed Director during 2000 and has been nominated for election to the Board to serve until the 2003 Annual Meeting or until his successor is elected and qualified.

     All the nominees have indicated a willingness to serve if elected. However, if any nominee becomes unable to serve before the election, the shares represented by proxies may be voted for a substitute designated by the Board, unless a contrary instruction is indicated on the Proxy.

             NOMINEES FOR DIRECTOR FOR THREE-YEAR TERMS ENDING 2004

A. EUGENE HAMMERMASTER                                       Director since 1973

     A. Eugene Hammermaster, age 66, is an attorney at law and senior member in the Hammermaster Law Firm. He is also a Municipal Court Judge in Pierce County. Mr. Hammermaster is the Secretary of the Company, and serves as Secretary and a Director of Puyallup Valley Bank.

WARREN D. HUNT                                               Director since 1975

     Warren D. Hunt, age 68, is the co-owner of Newell Hunt Furniture. Mr. Hunt serves as the Chairman of the Board of the Company, the Chairman of the Board and a Director of Puyallup Valley Bank, and a Director of Valley Bank.

ROGER L. KNUTSON                                             Director since 1977

     Roger L. Knutson, age 56, is President of Knutson Farms, Inc., Knutson Equipment and Supply, Puyallup Valley Rhubarb Co., Puyallup Valley Flower Exchange, and Puget Sound Bulb Exchange. Mr. Knutson serves as a Director of Puyallup Valley Bank.

               NOMINEE FOR DIRECTOR FOR TWO-YEAR TERM ENDING 2003

THOMAS M. PASQUIER                                           Director Since 2000

     Thomas M. Pasquier, age 50, is a Vice President of Pasquier Panel Products, Inc. Mr. Pasquier is a Director of Puyallup Valley Bank.

                THE BOARD RECOMMENDS A VOTE FOR THESE NOMINEES.

                   DIRECTORS CONTINUING IN OFFICE UNTIL 2002

WILLIAM E. FITCHITT                                          Director Since 1999

     William E. Fitchitt, age 58, is a Certified Public Accountant and President of Fitchitt & Benedict, PS, Inc. Mr Fitchitt serves as a Director of Valley Bank.

STEVEN M. HARRIS                                             Director Since 1999

     Steven M. Harris, age 54, is President of Northwest Corporate Real Estate, Inc., a commercial sales and leasing company. Mr. Harris serves as the Chairman of the Board and a Director of Valley Bank.

DAVID K. HAMRY                                               Director Since 1991

     David K. Hamry, age 60, is a Director of WA Casualty Company, Northwest Healthcare, and Good Samaritan Outreach Services. Mr. Hamry serves as a Director of Puyallup Valley Bank.

                   DIRECTORS CONTINUING IN OFFICE UNTIL 2003

THOMAS B. ABSHER                                             Director Since 1973

     Thomas B. Absher, age 69, is a Partner of Morningview Development, Morningside Development, TJC Partnership, Terrace Ventures, Poulsbo Retirement, Madison Hotel and Northwest Care Development. Mr. Absher serves as a Director of Puyallup Valley Bank.

DAVID H. BROWN                                               Director Since 1989

     David H. Brown, age 55, has been the President and Chief Executive Officer of the Company since its formation and President and Chief Executive Officer of Puyallup Valley Bank since 1989. Mr. Brown also serves as a Director of Puyallup Valley Bank.

BOARD COMMITTEES AND MEETINGS

     During the fiscal year ended December 31, 2000, the Board of Directors held four meetings. The Board has an Audit Committee. The Board of Directors serve as the Nominating Committee and the Compensation Committee of the Company. Each Board member attended at least 75% of the aggregate of the meetings of the Board and of the committees on which he or she served and that were held during the period for which he or she was a Board or Committee member.

     The Audit Committee meets at least quarterly with the Company's management and independent auditors to, among other things, review the results of the annual audit and quarterly reviews and discuss the financial statements, recommend to the Board the independent auditors to be retained and receive and consider the auditors' comments as to controls, adequacy of staff and management performance and procedures in connection with audit and financial controls.

     The Board of Directors of the Company determine executive compensation policies and procedures and other compensation-related items that are corporate in nature (i.e., company-wide profit-sharing plans, stock option plans, benefit plans, etc.). All compensation paid to employees is paid by the Bank.

     The Board of Directors of the Company selects nominees for election as director.

     The following table summarizes the membership of the Board and each of its committees as well as the number of times each met during fiscal 2000.

                       DIRECTOR                          BOARD     AUDIT
                       --------                          -----     -----
Mr. Absher.............................................  Member
Mr. Brown..............................................  Member
Mr. Fitchitt...........................................  Member    Member
Mr. Hammermaster.......................................  Member
Mr. Hamry..............................................  Member    Member
Mr. Harris.............................................  Member
Mr. Hunt...............................................  Member
Mr. Knutson............................................  Member    Member
Mr. Pasquier...........................................  Member
Year 2000 Meetings.....................................    4         4

DIRECTORS' COMPENSATION

     The Company does not compensate its Directors. However, the Directors of Puyallup Valley Bank, who are also Directors of the Company, are compensated. During the year ended December 31, 2000, Puyallup Valley Bank's Directors (other than the Bank's Chairman and Secretary) were paid a monthly retainer of $750. The Bank's Chairman and Secretary were paid a monthly retainer of $1,150 and $950, respectively.

COMPENSATION AND STOCK OPTION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

     The Board of Directors serves as the Company's Compensation Committee and also administers the Company's Stock Option Plans. Mr. Brown, the President and CEO of the Company, serves on the Board of Directors, and thus serves on the Compensation Committee, and participates in the Board's administration of the Stock Option Plans. Mr. Brown did not participate in deliberations of the Compensation Committee regarding his own compensation.

         SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

     The following table shows the number of shares of the Company's common stock beneficially owned as of March 15, 2001, by the Company's Directors and nominees for Director, Executive Officers identified in the Summary Compensation Table below and all Directors and Executive Officers as a group.

                                                                 SHARES            % OF
                                                              BENEFICIALLY        SHARES
                            NAME                                OWNED(1)      OUTSTANDING(2)
                            ----                              ------------    --------------
DIRECTORS:
Thomas R. Absher............................................      58,243           5.14%
David H. Brown**............................................      65,830(3)        5.48%
William E. Fitchitt.........................................       1,427              *
A. Eugene Hammermaster......................................      26,490           2.34%
David K. Hamry..............................................       3,303              *
Steven M. Harris............................................       5,030              *
Warren D. Hunt..............................................      20,646           1.82%
Roger L. Knutson............................................      47,455           4.19%
Thomas M. Pasquier..........................................       4,383              *
EXECUTIVE OFFICERS:
Roy W. Thompson.............................................      38,907(3)        3.40%
Directors and Executive Officers (12) as a group............     269,717(3)       23.30%

---------------
 *  Less than 1% of shares outstanding.

**  Also an executive officer of the Bank.

(1) The shares "beneficially owned" include shares owned by or for, among others, the spouse and/or minor children of the individual and any other relative who has the same home as such individual, as well as other shares with respect to which the individual has or shares voting or investment power, or has the right to acquire within 60 days under outstanding stock options. Beneficial ownership may be disclaimed as to certain of the shares.

(2) Any securities not outstanding but which are subject to options and presently exercisable by the named person within 60 days, are deemed to be outstanding for computing the percentage of outstanding securities owned by such person, but are not deemed to be outstanding for the purposes of computing the percentage of the class owned by any other person.

(3) Includes 13,401 and 10,721 shares subject to stock options granted pursuant to the Company's Employee Stock Option Plan and presently exercisable for Messrs. Brown and Thompson, respectively.

     Other beneficial owner of over 5 percent of the Company's voting securities:

                                                                 SHARES            % OF
                                                              BENEFICIALLY     TOTAL SHARES
                      NAME AND ADDRESS                          OWNED(1)      OUTSTANDING(2)
                      ----------------                        ------------    --------------
Charles R. Wadsworth
  P. O. Box 578
  Puyallup, WA 98371........................................     57,220            5.05%

---------------
(1) The shares "beneficially owned" include shares owned by or for, among others, the spouse and/or minor children of the individual and any other relative who has the same home as such individual, as well as other shares with respect to which the individual has or shares voting or investment power, or has the right to acquire within 60 days under outstanding stock options. Beneficial ownership may be disclaimed as to certain of the shares.

(2) Any securities not outstanding but which are subject to options and presently exercisable by the named person within 60 days, are deemed to be outstanding for computing the percentage of outstanding securities owned by such person, but are not deemed to be outstanding for the purposes of computing the percentage of the class owned by any other person.

COMPLIANCE WITH SECTION 16(a) OF THE EXCHANGE ACT

     Section 16(a) of the Securities Exchange Act of 1934 (the "Exchange Act") requires the Company's directors and executive officers and persons who own more than 10% of a registered class of the Company's equity securities to file reports of beneficial ownership and changes in beneficial ownership with the Securities and Exchange Commission (the "Commission"). The rules promulgated by the Commission under Section 16(a) of the Exchange Act require those persons to furnish the Company with copies of all reports filed with the Commission pursuant to Section 16(a).

     Based solely upon a review of Forms 3, Forms 4 and Forms 5 and amendments thereto furnished to the Company pursuant to Rule 16(a)(3)(e) during the year ended December 31, 2000, and written representations of certain of its directors and officers that no Forms 5 were required to be filed, the Company believes that all directors, executive officers and beneficial owners of more than 10% of the common stock have filed with the Commission on a timely basis all reports required to be filed under Section 16(a) of the Exchange Act, except for Thomas
M. Pasquier, who inadvertently was late in filing his initial report on Form 3.

                             EXECUTIVE COMPENSATION

     The following table sets forth the cash and non-cash compensation for each of the last three fiscal years ended December 31, 2000, 1999, and 1998, awarded to or earned by the Chief Executive Officer, and other executive officers whose aggregate salary and bonus exceeded $100,000.

                           SUMMARY COMPENSATION TABLE

                                                                                   LONG-TERM
                                              ANNUAL COMPENSATION             COMPENSATION AWARDS
                                       ---------------------------------   -------------------------
                                                            OTHER ANNUAL   SECURITIES    ALL OTHER
                                                            COMPENSATION   UNDERLYING   COMPENSATION
      NAME AND POSITION         YEAR    SALARY     BONUS       (1)(2)      OPTIONS(#)       (3)
      -----------------         ----   --------   -------   ------------   ----------   ------------
David H. Brown................  2000   $138,320   $22,660     $17,790         -0-         $37,264
  Director, President and
  Chief                         1999   $133,000   $22,770     $18,198         -0-         $35,000
  Executive Officer of Valley   1998   $128,000   $30,000     $18,798         -0-         $35,000
  Community Bancshares, Inc.
  and Puyallup Valley Bank
Roy W. Thompson...............  2000   $ 85,276   $ 9,640     $ 5,005         -0-         $15,447
  Executive Vice President and  1999   $ 82,392   $10,169     $ 6,602         -0-             -0-
  Credit Administrator of
  Valley                        1998   $ 79,606   $ 8,531     $ 6,051         -0-             -0-
  Community Bancshares, Inc,
  Puyallup Valley Bank and
  Valley Bank

---------------
(1) Includes $9,000 paid to Mr. Brown by Puyallup Valley Bank for director's fees in 2000, 1999, and 1998.

(2) Includes profit sharing pursuant to the Company's 401(k) and Profit Sharing Plan.

(3) Includes benefits accrued by Puyallup Valley Bank each year under the Deferred Compensation Plan.

EMPLOYMENT AGREEMENTS, SEVERANCE, CHANGE OF CONTROL, ETC.

  Severance and Change in Control Agreements

     In addition to regular compensation, the Company has agreed to pay Messrs. Brown, and Thompson additional compensation should their employment terminate with the Company under certain conditions. These severance benefits are payable to Messrs. Brown and/or Thompson only if their employment is terminated within three years after a change in control; or employment is terminated on or after the date that any party announces (or should announce) any prospective change in control transaction, if a change in control occurs with twelve months of termination. Change in control generally means: a change in the ownership or effective control of the Company; a change in the ownership of a substantial portion of, the assets of the Company; or any change within a twelve-month period in the composition of the Board of Directors whereby the individuals serving as directors at the beginning of such period cease to constitute at least a majority of the Board at any time during such period. The amount of the severance payment equals the highest compensation (as reportable on the executive's IRS W-2 form) during one of the most recent three calendar years ending before, or simultaneous with, the date on which the change in control occurs.

  Deferred Compensation Plan

     In addition to regular compensation, the Company provides Mr. Brown and Mr. Thompson with deferred compensation under the terms of Supplemental Retirement Benefits Agreements. These Agreements provide for the accrual of $275,000 plus interest to an account over a ten-year period for Mr. Brown, and for the accrual of $75,000 plus interest to an account over a five-year period for Mr. Thompson. The accounts are to be distributed on the earlier of: the last day of the contract period, upon total disability or death, or upon the termination of service within a period of twelve months following a change of control. Change in control generally means: (a) the acquisition by any person, entity, or group of persons of more than fifty percent of either the outstanding shares of common stock or the combined voting power of the Company's then outstanding voting securities; (b) the approval by the stockholders of the Company of a reorganization, merger or consolidation with respect to which persons who were stockholders of the Company immediately prior to such reorganization, merger or consolidation do not, immediately thereafter, own more than fifty percent of the combined voting power of the Company's then outstanding securities entitled to vote generally; (c) a liquidation or dissolution of the Company; or (d) a change in the membership of the Board of Directors such that those individuals who at the beginning of any twelve consecutive month period cease to constitute at a majority thereof for any reason within that twelve month period.

  Employee Benefit Plans

     The Company adopted a 401(k) Profit Sharing plan in December 1998 for all eligible employees. Contributions to the plan are at the discretion of the Board of Directors. Participants may contribute up to 12 percent of compensation. The Company made no contributions to the plan in 2000, 1999, or 1998. The Company also has a noncontributory profit sharing plan covering substantially all employees. Contributions to the noncontributory plan are at the discretion of the Board of Directors and totaled $96,500, $83,500, and $94,000 in 2000, 1999, and 1998, respectively.

OPTION GRANTS DURING 2000

     There were no stock options granted by the Company during 2000.

     Option Exercise/Value Table: The following information with respect to options exercised during the fiscal year ended December 31, 2000, and remaining unexercised at the end of the fiscal year, is presented for the Chief Executive Officer and the other named executive officer.

                AGGREGATED OPTION EXERCISES IN LAST FISCAL YEAR
                           AND YEAR-END OPTION VALUES

                                                              NUMBER OF SECURITIES           VALUE OF UNEXERCISED
                                                             UNDERLYING UNEXERCISED          IN-THE-MONEY OPTIONS
                               SHARES                          OPTIONS AT YEAR-END           AT FISCAL YEAR-END(1)
                             ACQUIRED ON       VALUE       ---------------------------    ---------------------------
           NAME              EXERCISE(#)    REALIZED($)    EXERCISABLE   UNEXERCISABLE    EXERCISABLE   UNEXERCISABLE
           ----              -----------    -----------    -----------   -------------    -----------   -------------
David H. Brown.............     8,027        $181,330        13,401           -0-          $205,025          -0-
Roy W. Thompson............       -0-             -0-        10,721           -0-          $164,025          -0-

---------------
(1) On December 31, 2000, the last sale price known to management of the common stock was $25.00. For purposes of the foregoing table, stock options with an exercise price less than that amount are considered to be "in-the-money" and are considered to have a value equal to the difference between this amount and the exercise price of the stock option multiplied by the number of shares covered by the stock option.

INCENTIVE STOCK OPTION PLAN

     The Company has two stock option plans that were approved by the shareholders. One stock option plan was approved by the shareholders on April 22, 1986, and extended until March 20, 2006, at a meeting of shareholders held in April 1996 (the "1996 Plan"). There are presently 159,070 shares authorized for issuance under the 1996 Plan, of which 156,518 have been issued, 117,304 have been exercised, 39,214 are outstanding. No additional options will be granted under the 1996 Plan. On April 23, 1998, the shareholders adopted the 1998 Employee Stock Option Plan (the "1998 Plan"). There are presently 100,000 shares authorized for issuance under the 1998 Plan, of which 17,500 have been issued and none exercised.

     The purpose of the 1996 Plan and 1998 Plan is to provide additional incentives to key employees of the Company and to help attract and retain quality personnel and to enhance shareholder value aligning employee interest with those of the shareholders. The grant of options is at the discretion of the Company's Board of Directors or such other committee as it may designate. The 1998 Plan is very similar to the 1986 Plan, except that it: (i) is updated to correct references to the Internal Revenue Code which have been changed, (ii) permits an employee to exercise options by surrendering already-owned shares, and (iii) permits the grant of nonqualified stock options.

           REPORT OF THE COMPENSATION AND STOCK OPTION COMMITTEES(1)

     The Board of Directors of the Company, acting as a committee of the whole, serves as the Compensation Committee. The Committee is responsible for establishing and implementing all compensation policies of the Company and its subsidiaries, as well as setting the compensation for the executive officers of the Company and its subsidiaries. The Committee evaluates the performance of the Chief Executive Officer and approves an appropriate compensation level. The Chief Executive Officer evaluates the performance of all other executive officers and recommends to the Committee individual compensation levels for approval by the Committee.

     The Committee believes that a compensation plan for executive officers should take into account management skills, long-term performance results and shareholder returns. The principles underlying compensation policies are: (i) to attract and retain highly talented and productive executives; (ii) to provide levels of compensation competitive with those offered throughout the banking industry; (iii) to motivate executive officers to enhance long-term shareholder value by helping them build their own ownership in the Company; and (iv) to integrate the compensation program with the Company's long-term strategic planning and measurement processes.

     The current compensation plan involves a combination of salary, bonuses, profit sharing and grants of stock options to encourage long-term performance. The salary levels of executive officers are designed to be competitive within the banking and financial services industries. The Committee annually reviews industry peer group and the Washington Financial Industry Survey and America's Community Bankers Survey of Salaries to determine competitive salary levels. Individual annual performance is reviewed to determined appropriate salary adjustments.

     The Company's bonus plan is based on a review of the salary surveys, the performance of the Company and the subjective evaluation of the performance of each executive officer.

     The Committee awards stock options to employees as a long-range compensation program designed to reward performance and benefit shareholders. Awards of stock options are intended to provide employees with increased motivation and incentive to exert their best efforts on behalf of the Company by enlarging their personal stake in its success through the opportunity to increase the value of their stock ownership. Options are issued at the fair market price on the date of the grant, in order to insure that shareholders realize any value derived from the grant generally. The number of options granted to any employee is based on the employee's performance and relative responsibility within the Company. Options may have a deferred vesting and are not exercisable prior to vesting. During the fiscal year ended December 31, 2000, the Committee granted did not grant stock options to employees of the Company and its subsidiaries.

---------------

  (1)This section is not "soliciting material," is not deemed "filed" with the Commission and is not to be incorporated by reference in any filing of the Company under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, whether made before or after the date hereof and irrespective of any general incorporation language in any such filing.

     During the fiscal year ended December 31, 2000, the base salary of David H. Brown, President and Chief Executive Officer of the Company, was $138,320. In addition, Mr. Brown received a performance bonus of $22,660, a profit sharing allocation of $8,790, and was credited with $37,264 in a Deferred Compensation Plan adopted effective January 1, 1997 and amended January 26, 2000, which provides for the accrual of $275,000 plus interest over a ten-year period to be paid to Mr. Brown upon his retirement (see Deferred Compensation Plan above) and $9,000 in Director's fees. This resulted in total compensation of $216,034, which represents a 3.38 percent increase from the previous year. The Committee believes the level of compensation is appropriate based on competitive salary surveys and the performance of the Company. Mr. Brown did not participate in deliberations of the Committee relating to his compensation.

                                          Submitted by
                                          Members of the Compensation Committee:

                                          Thomas R. Absher
                                          David H. Brown
                                          Eugene Hammermaster
                                          Warren D. Hunt
                                          Roger L. Knutson
                                          William E. Fitchitt
                                          Steven M. Harris
                                          David K. Hamry

                        REPORT OF THE AUDIT COMMITTEE(2)

     The Audit Committee oversees the Company's financial reporting process on behalf of the Board of Directors. Management has the primary responsibility for the consolidated financial statements and the reporting process, including the system of internal controls. In fulfilling its oversight responsibilities, the Committee reviewed the audited consolidated financial statements for the fiscal year ended December 31, 2000, with management, including a discussion of the quality, not just the acceptability, of the accounting principles, the reasonableness of significant judgments, and the clarity of disclosures in the consolidated financial statements.

     The Committee has discussed with Moss Adams LLP, the Company's independent auditors, the matters required to be discussed by Statement of Auditing Standards No. 61, Communication with Audit Committees which includes, among other items, matters related to the conduct of the audit of the Company's financial statements. The Committee has also received written disclosures and the letter from Moss Adams LLP required by Independence Standards Board Standard No. 1, which relate to the auditors' independence from the Company and its related entities, and has discussed with Moss Adams LLP their independence from the Company and has considered the compatibility of nonaudit services with the auditors' independence.

---------------

  (2)This section is not "soliciting material," is not deemed "filed" with the Commission and is not to be incorporated by reference in any filing of the Company under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, whether made before or after the date hereof and irrespective of any general incorporation language in any such filing.

     The Board of Directors has adopted a written charter for the Audit Committee, which is attached as Appendix 1 to this Proxy Statement. Based on its review and discussions above, the Audit Committee recommended to the Company's Board of Directors that the Company's audited consolidated financial statements be included in the Company's Annual Report on Form 10-K for the last fiscal year as filed with the Securities and Exchange Commission.

                                          Submitted by Members of the Audit
                                          Committee:

                                          David K. Hamry, Chairman
                                          William E. Fitchitt
                                          Roger L. Knutson

                    SHAREHOLDER RETURN PERFORMANCE GRAPH(3)

     The following graph compares the cumulative total shareholder return on the Company's common stock with the cumulative total returns on the Russell 2000 and SNL Pink Sheet Banks (with assets from $100M to $500M) index. Total return assumes the reinvestment of all dividends. Since the Company's common stock is not publicly traded, the Company estimated its price per share based upon the last reported sale of its stock prior to the end of the applicable period. Because the market for the Company's common stock is not liquid, there is no assurance that such estimated price reflects the actual fair market value of the Company's stock as of the end of the applicable period, or that such reported sale was the actual last sale as of the end of the applicable period.

                COMPARISON OF FIVE YEAR CUMULATIVE TOTAL RETURN*

                                      LOGO

--------------------------------------------------------------------------------------
                       12/31/95   12/31/96   12/31/97   12/31/98   12/31/99   12/31/00
--------------------------------------------------------------------------------------
 Valley Community
  Bancshares, Inc.      100.00     118.63     144.97     218.10     189.62     160.65
 Russell 2000           100.00     116.49     142.55     138.92     168.45     163.36
 SNL Pink Banks
  ($100M to $500M)      100.00     125.96     175.22     206.49     188.05     158.96
--------------------------------------------------------------------------------------

---------------
* SNL Securities L.C. is the source of the graph and accompanying table.

                 INTEREST OF MANAGEMENT IN CERTAIN TRANSACTIONS

     During 2000, certain directors and executive officers of the Company, Puyallup Valley Bank and Valley Bank, and their associates, were customers of Puyallup Valley Bank and Valley Bank, and it is anticipated that such individuals will continue to be customers of Puyallup Valley Bank and Valley Bank in the future. All transactions between Puyallup Valley Bank and Valley Bank and the directors and executive officers of the Company, Puyallup Valley Bank and Valley Bank, and their associates, were made in the ordinary course of business on substantially the same terms, including interest rates and collateral, as those prevailing at the time of comparable transactions with other persons, and, in the opinion of management, did not involve more than the normal risk of collectibility or present other unfavorable features.

---------------

  (3)This section is not "soliciting material," is not deemed "filed" with the Commission and is not to be incorporated by reference in any filing of the Company under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, whether made before or after the date hereof and irrespective of any general incorporation language in any such filing.

                              INDEPENDENT AUDITORS

     Moss Adams LLP, currently serves as the Company's independent auditors. As has historically been the practice of the Company, the Board of Directors until after the Annual Meeting will not make the formal selection of independent auditors for the fiscal year ending December 31, 2001. A representative of Moss Adams LLP is expected to be present at the Annual Meeting to respond to appropriate questions from shareholders and will have the opportunity to make a statement if he or she so desires.

     Audit Fees. The aggregate fees billed by Moss Adams LLP for the audit of the Company's annual consolidated financial statements for the fiscal year ended December 31, 2000 and the review of the consolidated financial statements included in the Company's Forms 10-Q for fiscal 2000 were $47,500.

     Financial Information Systems Design and Implementation Fees: There were no fees billed by Moss Adams LLP to the Company for financial information systems design and implementation fees for the fiscal year ended December 31, 2000.

     All Other Fees: The aggregate fees billed to the Company for all other services rendered by Moss Adams LLP for the fiscal year ended December 31, 2000 were $23,971.

     The Audit Committee has determined that the provision of services rendered above for (a) financial information systems design and implementation fees, and
(b) all other fees, is compatible with maintaining Moss Adams LLP's independence.

                               OTHER INFORMATION

EXPENSES OF SOLICITATION

     The Company will bear the costs of soliciting proxies, including the reimbursement to record holders of their expenses in forwarding proxy materials to beneficial owners. Directors, officers and regular employees of the Company, without extra compensation, may solicit Proxies personally or by mail, telephone, fax, telex, telegraph or special letter.

SHAREHOLDER PROPOSALS AND DIRECTOR NOMINATIONS

     In order to be eligible for inclusion in the proxy materials of the Company for the 2002 Annual Meeting of Shareholders, any shareholder proposal to take action at such meeting must be received at the Company's main office, 1307 East Main, Puyallup, Washington 98372, no later than January 25, 2002. Any such proposals shall be subject to the requirements of the proxy rules adopted under the Exchange Act.

     Nomination of Candidate for Director. The Company's Bylaws provide that if a shareholder intends to nominate a candidate for election as a director, the shareholder must deliver written notice of his or her intention to the Secretary of the Company not less than 30 days nor more than 60 days prior to the date of a meeting of shareholders; provided, however, that if less than thirty-one days' notice of the meeting is given to shareholders, such written notice must be delivered to the Secretary of the Company not later than the close of the tenth day following the day on which notice of the meeting was mailed to shareholders. The notice must set forth (i) the name, age, business address and, if known, residence address of each nominee for election as a director, (ii) the principal occupation or employment of each nominee, (iii) the number of shares of stock of the Company that are beneficially owned by each such nominee, (iv) such other information as would be required to be included in a proxy statement soliciting proxies for the election of the proposed nominee pursuant to the Exchange Act, including, without limitation, such person's written consent to being named in the proxy statement as a nominee and to serving as a director, if elected, and
(v) as to the shareholder giving such notice (a) his or her name and address as they appear on the Company's books and (b) the number of shares of the Company which are beneficially owned by such shareholder.

OTHER

     The Company's 2000 Annual Report with 2000 Financial Information is being sent to shareholders of record as of March 15, 2001, together with this Proxy Statement.

     THE COMPANY WILL FURNISH TO SHAREHOLDERS WITHOUT CHARGE A COPY OF ITS ANNUAL REPORT ON FORM 10-K FOR THE FISCAL YEAR ENDED DECEMBER 31, 2000, AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION, UPON RECEIPT OF WRITTEN REQUEST ADDRESSED TO VALLEY COMMUNITY BANCSHARES, INC., 1307 EAST MAIN, PUYALLUP, WASHINGTON 98372.

     The Board of Directors knows of no other matters to be presented at the Annual Meeting. If any other business properly comes before the Annual Meeting or any adjournment thereof, the proxies will vote on that business in accordance with their best judgment.

                                          By Order of the Board of Directors,

                                          /s/ DAVID H. BROWN
                                          --------------------------------------
                                          DAVID H. BROWN
                                          President and Chief Executive Officer

                                   APPENDIX 1
                       VALLEY COMMUNITY BANCSHARES, INC.

                            AUDIT COMMITTEE CHARTER

     The Audit Committee is appointed by the Board to assist the Board in monitoring (1) the integrity of the financial statements of the Company, (2) the compliance by the Company with legal and regulatory requirements and (3) the independence and performance of the Company's internal and external auditors.

     The members of the Audit Committee shall meet the independence and experience requirements of the NASDAQ Stock Market, Inc. The members of the Audit Committee shall be appointed by the Board.

     The Audit Committee shall have the authority to retain special legal, accounting or other consultants to advise the Committee. The Audit Committee may request any officer or employee of the Company or the Company's outside counsel or independent auditor to attend a meeting of the Committee or to meet with any members of, or consultants to, the Committee.

     The Audit Committee shall make regular reports to the Board.

     The Audit Committee shall:

          1. Review and reassess the adequacy of this Charter annually and recommend any proposed changes to the Board for approval.

          2. Review the annual audited financial statements with management, including major issues regarding accounting and auditing principles and practices as well as the adequacy of internal controls that could significantly affect the Company's financial statements.

          3. Review an analysis prepared by management and the independent auditor of significant financial reporting issues and judgments made in connection with the preparation of the Company's financial statements.

          4. Review with management and the independent auditor (if requested) the Company's quarterly financial statements prior to the filing of its Form 10-Q.

          5. Meet periodically with management to review the Company's major financial risk exposures and the steps management has taken to monitor and control such exposures.

          6. Review major changes to the Company's auditing and accounting principles and practices as suggested by the independent auditor, internal auditors or management.

          7. Recommend to the Board the appointment of the independent auditor, which firm is ultimately accountable to the Audit Committee and the Board.

          8. Approve the fees to be paid to the independent auditor.

          9. Receive periodic reports from the independent auditor regarding the auditor's independence consistent with Independence Standards Board Standard 1, discuss such reports with the auditor, and if so determined by the Audit Committee, take or recommend that the full Board take appropriate action to oversee the independence of the auditor.

          10. Evaluate together with the Board the performance of the independent auditor and, if so determined by the Audit Committee, recommend that the Board replace the independent auditor.

          11. Review the appointment of an internal auditing firm.

          12. Review the significant reports to management prepared by the internal auditing firm and management's responses.

          13. Meet with the independent auditor prior to the audit to review the planning and staffing of the audit.

          14. Obtain from the independent auditor assurance that Section 10A of the Securities Exchange Act of 1934 has not been implicated.

          15. Discuss with the independent auditor the matters required to be discussed by Statement on Auditing Standards No. 61 relating to the conduct of the audit.

          16. Review with the independent auditor any problems or difficulties the auditor may have encountered and any management letter provided by the auditor and the Company's response to that letter. Such review should include:

             (a) Any difficulties encountered in the course of the audit work, including any restrictions on the scope of activities or access to required information.

             (b) Any changes required in the planned scope of the internal audit.

             (c) The internal audit department responsibilities, budget, and staffing.

          17. Prepare the report required by the rules of the Securities and Exchange Commission to be included in the Company's annual proxy statement.

          18. Review with the Company's General Counsel legal matters that may have a material impact on the financial statements, the Company's compliance policies and any material reports or inquiries received from regulators or governmental agencies.

          19. Meet at least annually with the internal auditing firm and the independent auditor in separate executive sessions.

     While the Audit Committee has the responsibilities and powers set forth in this Charter, it is not the duty of the Audit Committee to plan or conduct audits or to determine that the Company's financial statements are complete and accurate and are in accordance with generally accepted accounting principles. This is the responsibility of management and the independent auditor. Nor is it the duty of the Audit Committee to conduct investigations, to resolve disagreements, if any, between management and the independent auditor.

                                      PROXY

                        VALLEY COMMUNITY BANCSHARES, INC.

                    PROXY FOR ANNUAL MEETING OF SHAREHOLDERS
                          TO BE HELD ON APRIL 26, 2001
                THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS

        The undersigned hereby appoints THOMAS R. ABSHER and DAVID R. HAMRY, and each of them (with full power to act alone and to designate substitutes), proxies of the undersigned, with authority to vote and act with respect to all shares of stock of Valley Community Bancshares, Inc., which the undersigned would be entitled to vote at the Annual Meeting of Shareholders to be held on Thursday, April 26, 2001, at 7:00 p.m., local time, in the Georgian Room of the Best Western Park Plaza Hotel, 620 South Hill Park Drive, Puyallup, Washington, and any adjournments thereof, with all the powers the undersigned would possess if personally present, upon matters noted below and upon such other matters as may properly come before the meeting.

        (WHEN PROPERLY EXECUTED, THIS PROXY WILL BE VOTED IN ACCORDANCE WITH YOUR INSTRUCTIONS. IF YOU GIVE NO INSTRUCTIONS, THIS PROXY WILL BE VOTED FOR PROPOSAL 1. THE DIRECTORS RECOMMEND A VOTE FOR THE NOMINEES FOR DIRECTOR.)

        The shares represented by this Proxy shall be voted as follows:

1.      Election of Directors.

               3 year term                2 year term
               -----------                -----------
          A. Eugene Hammermaster       Thomas M. Pasquier
              Warren D. Hunt
             Roger L. Knutson

          [ ]  FOR the nominees listed above.
          [ ]  FOR the nominees listed above EXCEPT:___________________________
          [ ]  WITHHOLD AUTHORITY to vote for all nominees listed above.

2. In their discretion, the proxies are authorized to vote upon such other business as may properly come before the meeting.

DATED:________________________, 2001.


                                            ------------------------------------
                                            Signature



                                            ------------------------------------
                                            Signature if held jointly

Please sign exactly as name appears above. When shares are held by joint tenants, both should sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by president or other authorized officer. If a partnership, please sign in partnership name by authorized person.

        (PLEASE MARK, SIGN, DATE AND RETURN THE PROXY PROMPTLY USING THE
                               ENCLOSED ENVELOPE.)